                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                            FALCON PRODUCTS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                                 [Falcon Logo]

                             FALCON PRODUCTS, INC.
                         9387 DIELMAN INDUSTRIAL DRIVE
                           ST. LOUIS, MISSOURI 63132


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                            St. Louis, Missouri
                                                               February 5, 1999

    The annual meeting of the stockholders of Falcon Products, Inc., will be held on Wednesday, March 10, 1999, at 4:00 p.m. at the St. Louis Club, 7701 Forsyth Boulevard, Clayton Missouri, 63105 for the purposes of:

    1. Electing three Class C directors for a term expiring in 2002; and

    2. Transacting such other business as may properly come before the meeting.

    Stockholders of record at the close of business on January 20, 1999, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Falcon Products, Inc. at 9387 Dielman Industrial Drive, St. Louis, Missouri 63132, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.

    A copy of the Annual Report for fiscal 1998 accompanies this notice.

                                          By Order of the Board of Directors
                                                  MICHAEL J. DRELLER
                                                       Secretary

    WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                             FALCON PRODUCTS, INC.
                         9387 DIELMAN INDUSTRIAL DRIVE
                           ST. LOUIS, MISSOURI 63132

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

    The enclosed proxy is solicited by the Board of Directors of Falcon Products, Inc. (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105 on Wednesday, March 10, 1999, at 4:00 p.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first sent to stockholders on or about February 5, 1999.

                             REVOCABILITY OF PROXY

    Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy.

                                  RECORD DATE

    Stockholders of record at the close of business on January 20, 1999, will be entitled to vote at the meeting.

                        ACTION TO BE TAKEN UNDER PROXY

    Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, Franklin A. Jacobs and Michael J. Dreller, or the one of them who acts, will vote:

        (1) FOR the election of the persons named herein as nominees for Class C directors of the Company, for a term expiring at the 2002 annual meeting of stockholders (or until successors are duly elected and qualified); and

        (2) according to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

    Should any nominee named herein for election as a Class C director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

                 VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF
                         AND CUMULATIVE VOTING RIGHTS

    On January 20, 1999, there were 9,027,607 shares of common stock, par value $.02 per share ("Common Stock"), outstanding, which constitute all of the outstanding capital stock of the Company. Each share is entitled to one vote, and stockholders are entitled to vote cumulatively in the election of directors; that is, each stockholder may vote the number of his, her or its shares multiplied by the number of directors to be elected and may cast all such votes for a single nominee or may distribute them among any number of nominees. There is no condition precedent to the exercise of these cumulative voting rights.

    A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under applicable state law and provisions of the Company's Certificate of Incorporation (the "Certificate") and Restated By-Laws, as amended (the "By-Laws"), the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors. The vote required for any other matter properly brought before the meeting is the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the proposal to approve any such other matter.

    Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against any or all nominees for directors. Abstentions from voting on any other matter properly brought before the meeting effectively will operate as a vote against such proposals or such other matters. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

    As of January 20, 1999, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners of more than 5% of the Common Stock, each having sole voting and investment power over such Common Stock, except as indicated in the footnotes hereto:

                                             AMOUNT AND NATURE              PERCENT
           NAME AND ADDRESS             OF BENEFICIAL OWNERSHIP<F1>         OF CLASS
           ----------------             ---------------------------         --------
Franklin A. Jacobs                             2,027,724<F2>                 22.0%
Chairman of the Board and
Chief Executive Officer of the Company
9387 Dielman Industrial Drive
St. Louis, Missouri 63132

David L. Babson & Company, Inc.                1,069,820<F3>                 11.9%
One Memorial Drive
Cambridge, MA 02142-1300

Robert Fleming, Inc.                             842,979<F4>                  9.3%
320 Park Avenue, 11th Floor
New York, NY 10022

Royce Funds, Inc.                                825,400<F5>                  9.1%
1414 Avenue Of The Americas
New York, NY 10022

Dimensional Fund Advisors, Inc.                  478,736<F6>                  5.3%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

-------
<F1> Reflects the number of shares outstanding on January 20, 1999, and, with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").
<F2> Includes 81,789 shares held by Joyce Jacobs, the wife of Mr. Jacobs, and
     39,553 shares held in revocable trusts for the benefit of Mr. Jacobs' children as to which Mr. Jacobs serves as sole trustee. Also includes currently exercisable options to acquire 192,500 shares of Common Stock. Does not include 162,494 shares held in trust for the benefit of Mr. Jacobs' children as to which Donald P. Gallop serves as sole trustee. See Note <F4> to the table under "Security Ownership of Management."
<F3> According to Schedule 13G, provided to the Company in accordance with the
     Securities and Exchange Act of 1934.
<F4> Provided to the Company by a representative from Robert Fleming, Inc.
     Beneficial owner has shared voting power for all shares.
<F5> Provided to the Company by a representative from Royce Funds, Inc.
     Beneficial owner has shared voting power for all shares.
<F6> Provided to the Company by a representative from Dimensional Fund
     Advisors, Inc. Beneficial owner has shared voting power for all shares.

-------


                       SECURITY OWNERSHIP OF MANAGEMENT

    On January 20, 1999, the following represented beneficial ownership of Common Stock by each director and nominee for election as a director, each of the executive officers named in the Summary Compensation Table (see "Executive Compensation" below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and investment power over the shares listed opposite his name except as indicated in the footnotes hereto):

                                               AMOUNT AND NATURE              PERCENT
                 NAME                     OF BENEFICIAL OWNERSHIP<F1>         OF CLASS
                 ----                     ---------------------------         --------
Raynor E. Baldwin.....................            234,505<F2>                   2.6%
Melvin F. Brown.......................              4,060<F3>                  <F*>
Donald P. Gallop......................            247,206<F4>                   2.7%
James L. Hoagland.....................             33,822<F5>                  <F*>
Franklin A. Jacobs....................          2,027,724<F6>                  22.0%
S. Lee Kling..........................            170,882<F7>                   1.9%
Lee M. Liberman.......................             44,012<F8>                  <F*>
Darryl Rosser.........................            120,617<F9>                   1.3%
James Schneider.......................            339,456<F10>                  3.8%
Michael J. Dreller....................             14,583<F11>                 <F*>
Richard Hnatek........................            105,786<F12>                  1.2%
Michael J. Kula.......................             10,045<F13>                 <F*>
All Directors, Nominees and Executive
  Officers as a Group (14
  individuals)........................          3,365,451<F14>                 35.6%<F15>


<F*> Represents less than 1% of the class.

-------
 <F1> See Note <F1> to the table under "Voting Securities, Principal Holders
      Thereof and Cumulative Voting Rights."
 <F2> Includes 69,294 shares held in a pension trust as to which Mr. Baldwin serves as sole trustee and principal beneficiary and 24,048 shares owned by his wife. Also includes currently exercisable options to acquire 9,970 shares of Common Stock.
 <F3> Includes currently exercisable options to acquire 1,060 shares of Common
      Stock.
 <F4> Includes 162,494 shares which are held in a trust for the benefit of Mr.
      Jacobs' children as to which Mr. Gallop serves as sole trustee, 49,627 shares which are owned of record by Gallop, Johnson & Neuman, L.C., a law firm of which Mr. Gallop is Chairman, and 1,324 shares which Mr. Gallop owns of record as custodian for the benefit of his children. Mr. Gallop disclaims beneficial ownership of all such shares. Also includes currently exercisable options to acquire 9,970 shares of Common Stock.
 <F5> Includes currently exercisable options to acquire 9,970 shares of Common
      Stock.
 <F6> See Note <F2> to the table under "Voting Securities, Principal Holders
      Thereof and Cumulative Voting Rights."
 <F7> Includes 130,716 shares owned by a revocable trust of which Mr. Kling and his wife are the trustees. Mr. Kling shares voting and dispositive power over such shares. Also includes currently exercisable options to acquire 9,970 shares of Common Stock.
 <F8> Includes currently exercisable options to acquire 9,970 shares of Common
      Stock.
 <F9> Includes currently exercisable options to acquire 89,592 shares of Common
      Stock.
<F10> Includes 276,963 shares owned by a partnership of which Mr. Schneider and his children are general partners and as to which Mr. Schneider shares voting and dispositive power, 28,734 shares held in a pension trust as to which Mr. Schneider serves as sole trustee and 331 shares which Mr. Schneider holds as custodian for his children. Also includes currently exercisable options to acquire 11,620 shares of Common Stock.
<F11> Includes currently exercisable options to acquire 9,000 shares of Common
      Stock.
<F12> Includes currently exercisable options to acquire 60,100 shares of Common
      Stock.
<F13> Includes currently exercisable options to acquire 8,000 shares of Common
      Stock.

                                       4

<F14> Includes 84,725 shares subject to currently exercisable options held by non-director executive officers of the Company and 344,622 shares subject to currently exercisable options held by directors of the Company.
<F15> For purposes of determining the aggregate amount and percentage of shares deemed beneficially owned by directors and executive officers of the Company individually and by all directors, nominees and executive officers as a group, exercise of all currently exercisable options listed in the footnotes hereto is assumed. For such purpose, 9,456,954 shares of Common Stock are deemed to be outstanding.

-------

                       PROPOSAL 1--ELECTION OF DIRECTORS

                        INFORMATION ABOUT THE NOMINEES

    The Company's Certificate of Incorporation and By-Laws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The term of each of the current Class C directors expires at the 1999 Annual Meeting of Stockholders. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote for the election of the Class C nominees listed below to serve until the 2002 annual meeting of stockholders.

    The following table shows for each nominee and director continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed a director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), his directorships with other companies whose securities are registered with the Securities and Exchange Commission ("SEC"), and the class and expiration of his term as director.

                            CLASS C--TO BE ELECTED TO SERVE AS DIRECTOR UNTIL 2002

                                                                                                  SERVICE AS
      NAME                         AGE                    PRINCIPAL OCCUPATION                  DIRECTOR SINCE
      ----                         ---                    --------------------                  --------------
Donald P. Gallop                   66     Attorney-at-law; Chairman of the law firm of Gallop,       1963
<F1><F2>                                  Johnson & Neuman, L.C., for more than the last five
                                          years; Director of Data Research Associates, Inc.

Franklin A. Jacobs                 66     Chairman of the Board and Chief Executive Officer of       1957
<F2><F3>                                  the Company for more than the last five years and
                                          President of the Company until December 1995;
                                          Director of Top Air Manufacturing, Inc.

S. Lee Kling                       70     Chairman of the Board of Kling Rechter & Co., L.P.,        1969
<F2>                                      a merchant banking company, for more than the last
                                          five years; Director of Bernard Chaus, Inc., Electro
                                          Rent Corporation, Hanover Direct, Inc., Lewis Galoob
                                          Toys, Inc., National Beverage Corp., Top Air
                                          Manufacturing, Inc. and Union Planters Corporation.

                             CLASS A--TO CONTINUE TO SERVE AS DIRECTOR UNTIL 2000

                                                                                                  SERVICE AS
      NAME                         AGE                    PRINCIPAL OCCUPATION                  DIRECTOR SINCE
      ----                         ---                    --------------------                  --------------
Melvin F. Brown                    63     Chairman Emeritus of Deutsche Financial Services, a        1997
                                          commercial finance company, since June 30, 1998;
                                          prior thereto, Vice Chairman of Deutsche Financial
                                          Services, since January 1997; prior thereto,
                                          President and Chief Executive Officer of Deutsche
                                          Financial Services, since May 1995; prior thereto,
                                          President of ITT Commercial Finance Corporation, for
                                          more than the last five years.

James L. Hoagland                  76     Retired. Prior to September 1, 1989, President and         1990
                                          Chief Executive Officer of Graybar Electric Company,
                                          Inc., a distributor of electrical and
                                          telecommunications equipment, for more than five
                                          years.


                                       5

                                                                                                  SERVICE AS
      NAME                         AGE                    PRINCIPAL OCCUPATION                  DIRECTOR SINCE
      ----                         ---                    --------------------                  --------------
Lee M. Liberman                    77     Chairman emeritus and consultant to Laclede Gas            1985
                                          Company, a retail natural gas distribution public
                                          utility, since January 1994; prior thereto, Chairman
                                          of the Board and, until August 1991, Chief Executive
                                          Officer of Laclede Gas Company, for more than five
                                          years; Director of CPI Corporation, Furniture Brands
                                          International and DT Industries, Inc.

                             CLASS B--TO CONTINUE TO SERVE AS DIRECTOR UNTIL 2001

                                                                                                  SERVICE AS
      NAME                         AGE                    PRINCIPAL OCCUPATION                  DIRECTOR SINCE
      ----                         ---                    --------------------                  --------------
Raynor E. Baldwin                  59     President of Woodsmiths, Incorporated, a                   1977
<F4>                                      manufacturer of table tops, for more than the last
                                          five years.

James Schneider                    67     Broker--International Monetary Market, Chicago             1989
<F3>                                      Mercantile Exchange, for more than the last five
                                          years.

Darryl C. Rosser                   47     President and Chief Operating Officer of the Company       1996
                                          since December 1995; prior thereto, Executive Vice
                                          President--Operations since May 1995; prior thereto,
                                          Senior Vice President--Operations since 1993; and
                                          prior thereto, Vice President--Operations since
                                          January 1988.

-------
<F1> Mr. Gallop is a member of the law firm serving as corporate counsel to the
     Company. See "Transactions with Issuer and Others" for further information.
<F2> Members of Executive Committee.
<F3> Messrs. Jacobs and Schneider are brothers-in-law.
<F4> Mr. Baldwin has served continuously as a director, except for the period from January 1982 through January 1988.

                   INFORMATION CONCERNING BOARD OF DIRECTORS

    During fiscal 1998, four meetings of the Board of Directors were held. During such fiscal year, each director attended 75 percent or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served. The Board of Directors of the Company has a standing Audit Committee consisting of Messrs. Liberman (Chairman), Baldwin and Brown. The purpose of the Audit Committee is to review the results and scope of the audit and services provided by the Company's independent public accountants and oversee the Company's policies concerning internal controls. During fiscal 1998, four Audit Committee meetings were held.

    The Company also has a standing Compensation Committee consisting of Messrs. Hoagland (Chairman), Gallop, Kling and Schneider. The purpose of the Compensation Committee is to review and determine the annual salary, bonus and other benefits of all executive officers of the Company, which determinations are subject to the approval of the Board of Directors, and to administer the Company's stock option and other benefit plans. The Compensation Committee also serves as a nominating committee to evaluate and recommend to the Board of Directors qualified nominees for election or appointment as directors and qualified persons for selection as senior officers. See the "COMPENSATION COMMITTEE REPORT" beginning on page 11 for a discussion of the key elements and policy of the Company's executive compensation program. The Compensation Committee will give appropriate consideration to a written recommendation by a stockholder for the nomination of a qualified person to serve as a director of the Company, provided that such recommendation contains sufficient information regarding the proposed nominee for the Committee to properly evaluate such nominee's qualifications to serve as a director. During fiscal 1998, one Compensation Committee meeting was held.

                           COMPENSATION OF DIRECTORS

    Directors that are not salaried employees of the Company receive an annual fee of $15,500. The Company's Directors have the opportunity to defer all or a portion of the fees payable to such Directors under the Company's Non-Employee Directors' Deferred Compensation Plan (the "Directors' Plan"). Any fees deferred under the Directors' Plan are credited to a bookkeeping reserve account and converted into a number of stock units equal to 120% of the deferred fees divided by the fair market value of a share of the Company's Common Stock on the last day of the month in which the amount of deferred fees would have been paid but for the deferral. Directors' fees of $108,500 were earned during fiscal 1998 to which $81,375 were deferred under the Directors' Plan.

    The Company also maintains a Non-Employee Director Stock Option Plan, which provides for an automatic annual grant in December of each year of a nonqualified stock option to purchase shares of Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date the option is granted. Options granted under the plan are exercisable in increments of 20 percent of the underlying shares commencing upon the date of grant and thereafter on each of the four successive anniversaries of the date of grant, however, such options become immediately exercisable upon retirement, death or disability of the director. Seven non-employee directors of the Company were each granted options to purchase 1,650 shares of Common Stock under the plan in December 1997 at an exercise price of $14.50 per share. The Non-Employee Director Stock Option Plan was amended in December 1998 to increase the number of shares underlying the options granted thereunder from 1,650 to 2,000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Donald P. Gallop, a director of the Company, is Chairman of the law firm of Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

                            EXECUTIVE COMPENSATION

    The following table reflects compensation paid or payable for fiscal years 1998, 1997 and 1996 with respect to the Company's chief executive officer and each of the four other most highly compensated executive officers whose fiscal 1998 salaries and bonuses combined exceeded $100,000 in each instance.

                                               SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                                   ----------------------------------------------------------------------------------
                                                                                        AWARDS               PAYOUTS
                                                                               --------------------------------------
                                                                    OTHER       RESTRICTED   SECURITIES                ALL OTHER
                                                                    ANNUAL        STOCK      UNDERLYING       LTIP       COM-
  NAME AND PRINCIPAL      FISCAL                                  COMPENSA-       AWARD       OPTIONS        PAYOUTS    PENSA-
       POSITION            YEAR       SALARY         BONUS       TION ($)<F1>      ($)        (#)<F2>          ($)     TION ($)
         (A)               (B)        (C) ($)       (D) ($)          (E)           (F)          (G)            (H)        (I)
  ------------------      ------      -------       -------      ------------   ----------   ----------      -------   ---------
Franklin A. Jacobs         1998       598,377            0               0             0            0           0        737<F3>
Chairman of the Board      1997       562,569            0          20,800             0            0           0      3,126<F3>
and Chief Executive        1996       528,019            0          20,560             0            0           0      3,081<F3>
Officer

Darryl Rosser              1998       297,535            0               0             0       30,000           0          0
President and Chief        1997       266,923            0           5,408             0       25,000           0          0
Operating Officer<F4>      1996       218,580       25,777           5,512             0       10,000           0          0

Michael J. Dreller         1998       142,519            0               0             0       10,000           0          0
Vice President--Finance    1997       127,648            0           5,080             0       10,000           0          0
and Chief Financial        1996        93,240       13,175               0             0        5,000           0          0
Officer<F5>

Richard Hnatek             1998       155,008            0               0             0       10,000           0          0
Senior Vice                1997       149,031            0           5,346             0       10,000           0          0
President--Sales           1996       144,995       16,497           5,448             0        5,000           0          0

Michael J. Kula            1998       163,346            0               0             0       10,000           0          0
Vice President--           1997       155,000            0           2,580             0       10,000           0          0
Corporate Technology       1996        48,885        5,913               0             0        5,000           0          0
and Development<F6>

--------
<F1> Consists of Company matching contributions under the Falcon Products, Inc.
     Amended and Restated Stock Purchase Plan. This plan was terminated at the end of fiscal 1997 and replaced with the 1997 Employee Stock Purchase Plan under which employees of the Company may acquire shares of common stock at 85% of the lesser of the fair market value on the grant date or the exercise date. No shares were acquired under the 1997 Employee Stock Purchase Plan during fiscal 1998.
<F2> Option grants have been adjusted to reflect a 10-percent stock dividend to stockholders of record on December 13, 1995, and distributed on January 2, 1996.
<F3> Consists of the economic benefit of premiums paid for a survivorship life insurance policy on the lives of Mr. Jacobs and his spouse.
<F4> In December 1995, Mr. Rosser was appointed President and Chief Operating
     Officer of the Company.
<F5> Mr. Dreller was appointed Vice President--Finance and Chief Financial
     Officer, Secretary and Treasurer in January 1996.
<F6> Mr. Kula was appointed Vice President--Operations in July 1996 and was named Vice President--Corporate Technology and Development in November
     1998.

                              PENSION PLAN TABLE

    The following table sets forth the estimated annual benefits payable under the Company's defined benefit pension plan upon normal retirement of covered individuals. The estimates assume that benefits commence at age 65 under a straight-life annuity form.

                                                                    YEARS OF SERVICE
                                        -------------------------------------------------------------------------
REMUNERATION                               5         10         15         20         25         30         35
----------------------------------      -------    -------    -------    -------    -------    -------    -------
  $ 25,000........................      $ 1,875    $ 3,750    $ 5,635    $ 7,500    $ 9,375    $11,250    $13,125
    50,000........................        3,750      7,500     11,250     15,000     18,750     22,500     26,250
    75,000........................        5,625     11,250     16,875     22,500     28,125     33,750     39,375
   100,000........................        7,500     15,000     22,500     30,000     37,500     45,000     52,500
   150,000........................       11,250     22,500     33,750     45,000     56,250     67,500     78,750
   175,000........................       13,125     26,250     39,375     52,500     65,625     78,750     91,875

    The pension plan benefit is determined by calculating 1.5 percent of the average of the plan participant's salary or wages up to the maximum amount permitted under the Internal Revenue Code (currently $160,000). The plan provides for a maximum of salary and wages of up to $75,000 per year from November 1, 1992 to November 1, 1997, and up to $50,000 per year prior to November 1, 1992, for each year of service. Estimated benefit amounts listed in the above table are not subject to any deduction for Social Security benefits or other offset amounts.

    The credited years of service under the retirement plan for each of the executive officers listed in the Summary Compensation Table are as follows:

      Franklin A. Jacobs     40                   Richard Hnatek       18
      Darryl Rosser          10                   Michael J. Dreller    5
      Michael J. Kula         3

                        INFORMATION AS TO STOCK OPTIONS

    The following table provides certain information as to option grants in fiscal 1998 to the persons named in the Summary Compensation Table.

                                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                         INDIVIDUAL GRANTS                             POTENTIAL REALIZABLE
                                   --------------------------------------------------------------             VALUE
                                   NUMBER OF        PERCENT OF                                          AT ASSUMED ANNUAL
                                   SECURITIES      TOTAL OPTIONS                                       RATES OF STOCK PRICE
                                   UNDERLYING       GRANTED TO                                           APPRECIATION FOR
                                    OPTIONS          EMPLOYEES        EXERCISE OR                        OPTION TERM<F2>
                                    GRANTED          IN FISCAL        BASE PRICE       EXPIRATION      --------------------
             NAME                   (#)<F1>            YEAR            ($/SHARE)          DATE         5% ($)       10% ($)
              (A)                     (B)               (C)               (D)             (E)            (F)          (G)
             ----                  ----------      -------------      -----------      ----------      ------       -------
Franklin A. Jacobs.............          --              --                 --                --            --           --
Darryl Rosser..................      30,000            14.6%            14.125          12/21/07       266,493      675,348
Michael J. Dreller.............      10,000             4.9%            14.125          12/21/07        88,831      225,116
Richard Hnatek.................      10,000             4.9%            14.125          12/21/07        88,831      225,116
Michael J. Kula................      10,000             4.9%            14.125          12/21/07        88,831      225,116

-------
<F1> Each option listed above was granted at fair market value on date of grant and is exercisable in 20 percent annual increments, beginning on the first anniversary date of grant and on each anniversary date thereafter. All options listed above expire ten years from date of grant, subject generally to earlier termination upon cessation of employment.
<F2> The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to expiration of their term using 5 percent and 10 percent appreciation rates set by the SEC, compounded annually and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

-------


    The following table lists option exercises in fiscal 1998 and the value of options held as of the end of fiscal 1998 by the persons listed in the Summary Compensation Table.

                                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                               AND FISCAL YEAR-END OPTION VALUES
                                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED IN-
                                                                        UNDERLYING UNEXERCISED            THE-MONEY OPTIONS
                                                                      OPTIONS AT FISCAL YEAR-END          AT FISCAL YEAR-END
                                                                                 (#)                             ($)
                                 SHARES
                                ACQUIRED              VALUE                  EXERCISABLE/                    EXERCISABLE/
          NAME               ON EXERCISE (#)       REALIZED ($)             UNEXERCISABLE                   UNEXERCISABLE
           (A)                     (B)                 (C)                       (D)                             (E)
          ----               ---------------       ------------       --------------------------       ------------------------
Franklin A. Jacobs.......             0                    0                170,500/22,000                  167,746/16,001
Darryl Rosser............             0                    0                 72,792/69,200                  128,051/15,600
Michael J. Dreller.......             0                    0                  4,000/21,000                        0/0
Richard Hnatek...........         5,000               19,413                 46,300/34,200                   30,861/5,600
Michael J. Kula..........             0                    0                  4,000/21,000                        0/0

---------

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report and Performance Graph shall not be incorporated by reference into any such filings.

                         COMPENSATION COMMITTEE REPORT

GENERAL POLICY

    The Company's executive compensation program is linked to corporate performance and returns to stockholders. To this end, the Company has developed a compensation strategy that ties a significant portion of executive compensation to the Company's success in meeting performance goals and to appreciation in the Company's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to link executive and stockholder interests through an equity-based plan and to provide compensation levels that recognize individual contributions as well as overall business results.

    Each year the Compensation Committee reviews the Company's overall executive compensation program in comparison to the Company's executive compensation, corporate performance, stock price appreciation and total return to its stockholders, to other companies of similar size. The annual compensation reviews permit an evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies.

    The Compensation Committee determines the compensation of corporate executives elected by the Board of Directors, including the individuals whose compensation is detailed in this proxy statement. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement, other than Franklin A. Jacobs (the Company's Chief Executive Officer), the Compensation Committee takes into account the views of Mr. Jacobs.

    The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Jacobs, are discussed below. The Compensation Committee also takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below. The Compensation Committee continues to monitor qualifying compensation paid to the Company's executive officers with respect to its deductibility under Section 162(m) of the Internal Revenue Code.

BASE SALARIES

    Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies. The comparative group is not limited to companies which comprise the published industry index shown in the Company's stock performance graph presented below.

    Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also taking into account new responsibilities. The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers, and where appropriate, also considers non-financial performance measures. These include increases in market share, manufacturing efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

    With respect to the base salary granted to Mr. Jacobs in fiscal 1998, the Compensation Committee took into account the Company's financial results in fiscal 1997, and the assessment by the Compensation Committee of Mr. Jacob's individual performance. The Compensation Committee also took into account the longevity of Mr. Jacob's service to the Company and its belief that Mr. Jacobs is an excellent representative of the Company to the public by virtue of his stature in the industry. The Compensation Committee did not attribute specific values or weights to any of these factors. For the reasons listed above, Mr. Jacobs was granted an annual base salary, commencing January 1, 1998, of $604,000, representing an increase of approximately 6.0% over calendar year 1997.

ANNUAL BONUSES

    The Company's executive officers are eligible for annual cash bonuses under the terms of the Company's Officer Bonus Plan. Under such Plan, the Compensation Committee establishes bonuses as a percentage of base salary to be paid if and to the extent annual projections for net earnings are met or exceeded. The Compensation Committee recommended and the Board of Directors approved a bonus approximating 11.5% of the base salary for the Company's officers, except Mr. Jacobs, attributable to fiscal year 1996. In light of the Company's earnings levels in fiscal years 1997 and 1998, the Compensation Committee did not recommend, nor did the Board of Directors authorize, a bonus for any of the Company's officers attributable to fiscal years 1997 and 1998. Mr. Jacobs did not participate in the Officer Bonus Plan for fiscal years 1997 and 1998 and, accordingly, was not considered.

STOCK OPTIONS

    The granting of stock options is a key part of the Company's overall compensation program and is designed to provide its executive officers and other key employees with incentives to maximize the Company's long-term financial performance.

    In determining whether and how many options should be granted, the Compensation Committee may consider the responsibilities and seniority of each of the executive officers, as well as the financial performance of the Company and such other factors as it deems appropriate, consistent with the Company's compensation policies. However, the Compensation Committee has not established specific target awards governing the recipient, timing or size of option grants. Thus, determinations by the Compensation Committee with respect to the granting of stock options are subjective in nature. Because Mr. Gallop may not be a "Non-Employee Director" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, he does not participate in any discussion of and abstains from voting on any matters involving the grant of options to officers and employees of the Company.

CONCLUSION

    Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, recognizing that the volatility of the business cycle from time to time may result in an imbalance for a particular period.

James L. Hoagland, Chairman of Compensation Committee
Donald P. Gallop, Member
S. Lee Kling, Member
James Schneider, Member

                         FIVE YEAR TOTAL RETURN CHART

    The following chart compares the Company's cumulative yearly stockholder return over a five-year period, calculated monthly, with the NYSE Composite Index of U.S. Companies and a peer group index of public companies that in the judgment of the Company manufacture and/or sell furniture and related products similar to those of the Company. The companies included in the index, in addition to Falcon Products, Inc. are: Chromcraft Revington, Inc.; Flexsteel Industries, Inc.; Herman Miller, Inc.; Hon Industries, Inc.; and Knape & Vogt Manufacturing Co.

    The chart assumes a $100 investment made October 29, 1993, and the reinvestment of all dividends.



                                    [GRAPH]



                                                   10/29/93      10/28/94      10/27/95      11/01/96      10/31/97      10/30/98
                                                   --------      --------      --------      --------      --------      --------
      Falcon Products, Inc...................       100.00        110.0         134.8         151.9         166.2         114.5

      NYSE Stock Market (U.S. Companies).....       100.00        102.6         127.2         156.5         205.3         237.8

      Self-Determined Peer Group.............       100.00         94.0         102.9         136.4         238.7         208.5

-------
<F1> On December 6, 1995, the Common Stock was withdrawn by the Company from trading on the NASDAQ/National Market System and, on that date, was listed and began trading on the New York Stock Exchange.

-------


                      TRANSACTIONS WITH ISSUER AND OTHERS

    Alan Peters, a former director of the Company, is the President of A.P., Inc., a firm which provides consulting services to the Company pursuant to an Independent Contractor Agreement. The agreement, as heretofore amended, provides for base payments to A.P., Inc. of $50,000 per year. During fiscal 1998, payments of $50,000 were made to A.P., Inc. under the agreement. This agreement expires at the end of fiscal 1999.

    Donald P. Gallop, a director of the Company, is Chairman of the law firm of Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

    Raynor E. Baldwin, a director of the Company, is President and sole stockholder of Woodsmiths, Incorporated, a manufacturer of table tops, which purchases products from the Company. During fiscal 1998, the Company received payments of $179,768 in connection with transactions with Woodsmiths, Incorporated.

    The Company believes that the terms and conditions of the transactions with affiliated persons described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated persons.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that such persons complied with all
Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 1998.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP, the Company's independent public accountants for the fiscal year ended October 31, 1998, have been selected as its independent public accountants for the fiscal year ending October 30, 1999. Representatives of Arthur Andersen LLP are expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                                 ANNUAL REPORT

    The Annual Report of the Company for fiscal 1998 accompanies this Notice of Annual Meeting and Proxy Statement.

                     FUTURE PROPOSALS OF SECURITY HOLDERS

    All proposals of security holders intended to be presented at the 2000 annual meeting of stockholders must be received by the Company not later than October 8, 1999, for inclusion in the Company's 2000 proxy statement and form of proxy relating to the 2000 annual meeting.

    In addition, under the SEC's proxy rules, if a stockholder wishes to bring a proposal before the annual meeting of stockholders outside the proxy inclusion process discussed above but does not provide written notice of the proposal to the Company at least 45 days before the anniversary date of the day that proxy materials were first mailed for the prior year's annual meeting of stockholders, such notice will be untimely and any proxies received by the Board of Directors from stockholders in response to its solicitation will be voted by the Company's designated proxies in their discretion on such matter, regardless of whether specific authority to vote on such matter has been received from the stockholders submitting such proxies. Accordingly, any stockholder who wishes to submit a proposal at the 2000 annual meeting of stockholders and also wishes to avoid, in certain instances, the possibility of discretionary voting by the Company's proxies on such matter must give written notice to the Secretary of the Company on or before December 22, 1999.

                                OTHER BUSINESS

    The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

                                 MISCELLANEOUS

    The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

    Stockholders are urged to mark, sign and send in their proxies without delay.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1998 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, FALCON PRODUCTS, INC., 9387 DIELMAN INDUSTRIAL DRIVE, ST. LOUIS, MISSOURI 63132.

                                          By Order of the Board of Directors

                                                  MICHAEL J. DRELLER
                                                       Secretary


St. Louis, Missouri
February 5, 1999

/ X / PLEASE MARK VOTES                      REVOCABLE PROXY
      AS IN THIS EXAMPLE                  FALCON PRODUCTS, INC.

                     THIS PROXY IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS.

                        ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 10, 1999

    The undersigned hereby appoints Franklin A. Jacobs and Michael J. Dreller, and each of them severally, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the Annual Meeting of Stockholders of Falcon Products, Inc. to be held on Wednesday, March 10, 1999, commencing at 4:00 p.m. in the main dining room, 10th floor of the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105 and at any and all adjournments thereof, according to the number of votes which the undersigned would possess if personally present for the purpose of considering and taking action upon the following as more fully set forth in the Proxy Statement of the Company dated February 5, 1999.


                                                          WITH-       FOR ALL
                                            FOR           HOLD         EXCEPT
1. Election of Class C Directors:
   FOR all nominees listed below          /     /       /     /       /     /
   (except as marked to the contrary
   below):

   CLASS C:
   DONALD P. GALLOP          FRANKLIN A. JACOBS          S. LEE KLING

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


--------------------------------------------------------------------------------

2. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournments thereof.



   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS UNDER PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.
--------------------------------------------------------------------------------



                                             -----------------------------------
Please be sure to sign and date              Date
  this Proxy in the box below.
--------------------------------------------------------------------------------




--- Stockholder sign above --------- Co-holder (if any) sign above -------------





    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                             FALCON PRODUCTS, INC.
--------------------------------------------------------------------------------
   The above signed hereby acknowledges receipt of copies of Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 5, 1999 and the Annual Report of the Company for fiscal 1998.

   Please sign name(s) exactly as it appears on this proxy. In case of joint holders, all should sign. If executed by a corporation, this proxy should be signed by a duly authorized officer. Executors, administrators and trustees should so indicate when signing. If executed by a partnership, this proxy should be signed by an authorized partner.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

                                   APPENDIX


     Page 13 of the printed Proxy contains a Performance Graph. The information contained in the graph appears in the table immediately following the graph.